EXHIBIT 99     Certification Pursuant to Title 18, United States
          Code, Section 1350, as Adopted Pursuant to Section 906
          Of The Sarbanes-Oxley Act Of 2002



In connection with the Annual Report of Ginseng Forest, Inc. ("Ginseng Forest") on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harold W. Sciotto, President and Principal Executive Officer of Ginseng Forest, and I, Sam H. Sciotto, Principal Financial Officer of Ginseng Forest, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ginseng Forest.

Date: March 10, 2003

/s/ Harold W. Sciotto
----------------------
Harold W. Sciotto
President and Principal Executive Officer

Date: March 10, 2003

/s/ Sam H. Sciotto
-----------------------
Sam H. Sciotto
Principal Financial Officer